UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  June 22, 2017

PIER 1 IMPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-07832	75-1729843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Pier 1 Place Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 817-252-8000

                    N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On June 22, 2017, the date of the 2017 Annual Meeting of Shareholders (“Annual Meeting”) of Pier 1 Imports, Inc. (the “Company”), the Shareholder Rights Protection Agreement (the “Rights Agreement”), dated as of September 27, 2016, by and between the Company and Computershare Inc., as rights agent, expired in accordance with its terms and is of no further force or effect.  The Series A Junior Participating Preferred Stock purchase rights distributed pursuant to the Rights Agreement have also expired and are no longer outstanding.

The adoption of the Rights Agreement and summaries of the material terms thereof were disclosed in the Company’s Current Report on Form 8-K filed on September 28, 2016, which summaries are qualified in their entirety by reference to the full text of the Rights Agreement, filed as Exhibit 4.1 thereto.

Item 2.02	Results of Operations and Financial Condition.

On June 28, 2017, the Company issued a press release announcing the Company’s financial results for the first quarter ended May 27, 2017. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report pursuant to this “Item 2.02 Results of Operations and Financial Condition” is being furnished. The information in this Item of Form 8-K and on Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the expiration of the Rights Agreement described in Item 1.02 above, which is incorporated by reference in response to this Item 5.03, the Board of Directors of the Company approved the filing of a Certificate of Elimination to eliminate from the Company’s Restated Certificate of Incorporation the Certificate of Designation and Terms of Series A Junior Participating Preferred Stock of Pier 1 Imports, Inc. filed with the Secretary of State of the State of Delaware on September 28, 2016.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 22, 2017, the Company held its Annual Meeting. The following describes the matters considered by the Company’s shareholders at the Annual Meeting and the final results of the voting at the meeting:

Proposal 1. To elect as directors the nine nominees named in the proxy statement to hold office until the next Annual Meeting and until their successors are elected and qualified.

In order to be elected, a nominee for director must receive the affirmative vote of a majority of the votes cast with respect to such nominee by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. An “affirmative vote of a majority of the votes cast” means that the number of votes cast “For” a nominee exceeds the number of votes cast “Against” the nominee. Abstentions and Broker Non-Votes are not considered as votes cast.

Nominee	For	Against	Abstain	Broker Non-Votes
Claire H. Babrowski	55,303,406.3593	6,621,103.6390	106,651.8610	10,838,407.0000
Cheryl A. Bachelder	57,408,016.7886	4,515,660.2097	107,484.8610	10,838,407.0000
Hamish A. Dodds	55,199,233.5037	6,720,075.5295	111,852.8261	10,838,407.0000
Brendan L. Hoffman	57,215,610.5222	4,703,034.8877	112,516.4494	10,838,407.0000
Alasdair B. James	60,889,542.5677	1,030,100.3721	111,518.9195	10,838,407.0000
Terry E. London	57,221,750.5562	4,716,320.8401	93,090.4630	10,838,407.0000
Cynthia P. McCague	55,208,849.4022	6,713,385.5961	108,926.8610	10,838,407.0000
Michael A. Peel	55,266,870.2726	6,653,277.1024	111,014.4843	10,838,407.0000
Ann M. Sardini	57,400,968.9199	4,517,495.0784	112,697.8610	10,838,407.0000

Based on these results, each nominee was elected by the shareholders as a director, to hold office until the next Annual Meeting, and until his or her successor is elected and qualified.

Proposal 2. To vote on a non-binding, advisory resolution which reads: resolved, that the compensation of Pier 1 Imports’ named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the resolution is required to approve the resolution.  Abstentions are counted as represented and entitled to vote on the resolution and have the effect of a vote “Against” the resolution.  Broker Non-Votes are not considered entitled to vote on the resolution and are not counted in determining the number of shares necessary for approval of the resolution.

For	Against	Abstain	Broker Non-Votes
60,123,551.9740	1,707,975.0009	199,634.8844	10,838,407.0000
Based on these results, the non-binding, advisory resolution was approved by the shareholders.

Proposal 3. To vote on a non-binding, advisory proposal with respect to the frequency of future shareholder advisory voting on the compensation of the Company’s named executive officers. The frequency receiving the highest number of votes of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on this proposal indicates the choice of shareholders as the frequency for the say-on-pay vote.  Abstentions are counted as represented and entitled to vote on this proposal; however, abstentions are not counted as a vote for or against any of the choices.  Broker Non-Votes are not considered entitled to vote on the proposal and are not counted in determining the preferred frequency.

Every Year	Every Other Year	Every Three Years	Abstain	Broker Non-Votes
55,230,134.5836	284,648.1650	6,320,488.5346	195,890.5761	10,838,407.0000

The majority of the Company’s shareholders voted for “one year” with respect to the frequency of advisory voting on executive compensation. Based on these results, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

Proposal 4. To approve an amendment to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan to increase the number of shares available for grant under the plan.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the amendment.  Abstentions are counted as represented and entitled to vote on the proposal and have the effect of a vote “Against” the proposal.  Broker Non-Votes are not considered entitled to vote on the proposal and are not counted in determining the number of shares necessary for approval of the proposal.

For	Against	Abstain	Broker Non-Votes
58,393,978.3430	3,543,684.8546	93,498.6617	10,838,407.0000
Based on these results, the amendment to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan was approved by the shareholders.

Proposal 5. Ratification of the Audit Committee’s engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018.  Abstentions are counted as represented and entitled to vote on the proposal and have the effect of a vote “Against” the proposal.

For	Against	Abstain	Broker Non-Votes
72,066,269.5180	610,546.3299	192,753.0114	N/A
Based on these results, the shareholders ratified the Company’s engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018.

Item 7.01	Regulation FD Disclosure.

On June 28, 2017, the Company issued a press release announcing the Company’s declaration of a quarterly cash dividend. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

	99.1	Press release dated June 28, 2017, announcing the Company’s financial results for the first quarter ended May 27, 2017, and the declaration of a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	June 28, 2017	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President Compliance and
General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 28, 2017, announcing the Company’s financial results for the first quarter ended May 27, 2017, and the declaration of a quarterly cash dividend.